UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 25, 2008
Centennial Communications Corp.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-19603	06-1242753
(Commission File Number)	(IRS Employer Identification No.)
3349 Route 138
Wall, New Jersey 07719
(Address of principal executive offices, including zip code)
(732) 556-2200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 5.02	Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.
     (e) At the 2008 Annual Meeting of Stockholders of Centennial Communications Corp. (the “Company”) held on September 25, 2008, the Company’s stockholders approved the Centennial Communications 2008 Stock Option and Restricted Stock Purchase Plan (the “2008 Stock Plan”). The Company’s Board of Directors had previously adopted the 2008 Stock Plan, subject to stockholder approval. For a description of the 2008 Stock Plan, see the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 13, 2008 (the “2008 Proxy Statement”). Such description is qualified in its entirety by reference to the specific provisions of the 2008 Stock Plan, which is attached to the 2008 Proxy Statement as Appendix A, and is incorporated herein by reference. The form of Non-Qualified Stock Option Agreement which evidences the grant of stock option awards under the 2008 Stock Plan is substantially identical to the form of agreement attached as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended May 31, 2008.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Centennial Communications 2008 Stock Option and Restricted Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 13, 2008).

10.2	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended May 31, 2008).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL COMMUNICATIONS CORP.
Date: September 29, 2008	By:	/s/ Tony L. Wolk
Tony L. Wolk
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Centennial Communications 2008 Stock Option and Restricted Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 13, 2008).

10.2	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended May 31, 2008).